SUB-ITEM 77D: POLICIES WITH RESPECT TO SECURITY INVESTMENTS

Incorporated by reference to exhibit (b)(3) to post-effective amendment no.118 to Registrant's registration statement filed on Form Type 485APOS on February 28, 2003 (Accession No. 0001127563-03-000009).